UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 17, 2008

WINLAND ONLINE SHIPPING HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Texas	333-142908	20-5933927
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Zhongshan Road, Shahekou District, Dalian, The People’s Republic of China 116021

(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-411-39660000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective October 17, 2008, the common stock of Winland Online Shipping Holdings Corporation, a Texas corporation (f/k/a Trip Tech, Inc. and hereinafter, the “Company”) will trade under a new ticker symbol, “WLOL” on the Over-The-Counter Bulletin Board. The Company changed its ticker symbol from “TPTQ” to “WLOL” as a result of the Company’s name change from “Trip Tech, Inc.” to “Winland Online Shipping Holdings Corporation”, which such name change became effective as of October 17, 2008.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINLAND ONLINE SHIPPING HOLDINGS CORPORATION

Dated: November 5, 2008	By:	/s/ Xue Ying
Name: Xue Ying
Title: Chief Executive Officer and Secretary